UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

CLEAN DIESEL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33710	06-1393453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA	93003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 639-9458

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On July 27, 2012, Clean Diesel Technologies, Inc. (the “Company”) executed a Loan Commitment Letter with Kanis S.A. (the “Purchaser”), pursuant to which the Company issued to the Purchaser a promissory note in the principal amount of $3,000,000 (the “Note”). Interest accrues on the unpaid and outstanding principal amount of the Note at a rate of eight percent (8%) per year, with interest only payable quarterly on each March 31, June 30, September 30 and December 31, commencing September 30, 2012.  The Company has the right to prepay the outstanding principal and accrued interest on this Note, without penalty or premium.  The Note is an unsecured obligation of the Company and is subordinated to existing and future secured indebtedness of the Company.  The Note matures on July 27, 2015. Net proceeds from the sale of the Note will be used for general working capital purposes.  Pursuant to the terms of the Loan Commitment Letter, the Company also issued to the Purchaser the Warrant described in Item 3.02 below.

Also on July 27, 2012, the Company and the Purchaser agreed to amend the terms of the Company’s amended and outstanding 8% subordinated convertible note due 2016 (the “Prior Note”) issued pursuant to the Subordinated Convertible Notes Commitment Letter dated April 11, 2011 (the “Prior Commitment Letter”) to modify the conversion feature of such Prior Note. As amended, the Prior Note may now be converted into no more than 250,000 shares of the Company’s common stock, at a conversion price of $4.00.

The above description of the material terms of the Loan Commitment Letter and the Note is qualified in its entirety by reference to the text of the Loan Commitment Letter and form of Note, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.  The above description of the material terms of the amendment to the Prior Note is qualified in its entirety by reference to the text of such amendment, which is filed as Exhibit 10.3 hereto and incorporated herein by reference. A copy of the Prior Commitment Letter, which includes the form of the Prior Note as Schedule B thereto, was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 13, 2011 and the Amendment of the Prior Note was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 17, 2012.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth in Item 1.01, which is incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities.

As noted above in Item 1.01, pursuant to the terms of the Loan Commitment Letter, on July 27, 2012, the Company issued a warrant to acquire 45,000 shares of our common stock at $2.09 per share to the Purchaser (the “Warrant”). The Warrant is exercisable with respect to 15,000 shares as of July 27, 2012, with respect to 30,000 shares on or after July 27, 2013 and with respect to all 45,000 shares on or after July 27, 2014. The Warrant expires on July 27, 2018. The Company did not receive any cash consideration for the issuance of the Warrant, which was issued in reliance upon the private placement exemption provided by Regulation S.

The above description of the material terms of the Warrant is qualified in its entirety by reference to the text of the form of Warrant, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01        Regulation FD Disclosure.

On July 31, 2012, the Company issued a press release regarding the Company’s agreement to issue the Note and Warrant pursuant to the Loan Commitment Letter. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1	Loan Commitment Letter, dated July 27, 2012, between Kanis S.A. and Clean Diesel Technologies, Inc.
10.2	Form of $3,000,000 promissory note dated July 27, 2012 (included as Schedule A to Loan Commitment Letter filed as Exhibit 10.1 to this current report on Form 8-K)
10.3	Second Amendment of 8% Subordinated Convertible Promissory Note dated July 27, 2012 between Kanis S.A. and Clean Diesel Technologies, Inc.
10.4	Form of warrant issued to Kanis S.A. dated July 27, 2012 (included as Schedule B to Loan Commitment Letter filed as Exhibit 10.1 to this current report on Form 8-K)
99.1	Press release dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

August 2, 2012	By:	/s/ Nikhil A. Mehta

Name: Nikhil A. Mehta
Title: Chief Financial Officer and Treasurer